UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 17, 2012

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2012, The Jones Group Inc. (the "Company") and John T. McClain, the Company's Chief Financial Officer, entered into an amendment of Mr. McClain's employment agreement to extend the term of the agreement until June 30, 2015. Except for the term extension, the terms of Mr. McClain's employment agreement remain unchanged.

The foregoing description of the amendment to Mr. McClain's employment agreement is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)  On May 17, 2012, The Jones Group Inc. (the "Company") held its annual meeting of stockholders.

(b)  At that meeting, the stockholders elected all of the Company's nominees for director, ratified the selection of BDO USA, LLP as the Company's independent registered public accounting firm for 2012, approved an advisory resolution on executive compensation and reapproved the material terms for performance-based awards under the 2007 Executive Annual Cash Incentive Plan.  The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

1. Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Wesley R. Card	70,670,630	622,345	110,984	4,503,686
Sidney Kimmel	68,059,009	3,235,852	109,098	4,503,686
Matthew H. Kamens	59,819,719	11,469,058	115,182	4,503,686
Gerald C. Crotty	70,404,384	887,699	111,876	4,503,686
Lowell W. Robinson	60,941,291	10,348,699	113,969	4,503,686
Robert L. Mettler	70,389,424	901,351	113,184	4,503,686
Margaret H. Georgiadis	60,962,164	10,327,911	113,884	4,503,686
John D. Demsey	70,392,924	897,876	113,159	4,503,686
Jeffrey D. Nuechterlein	70,405,251	885,297	113,411	4,503,686
Ann Marie C. Wilkins	70,667,277	613,316	123,366	4,503,686

2. Ratification of Selection of Independent Registered Public Accounting Firm BDO USA, LLP:

For	Against	Abstain	Broker Non-Votes
63,137,392	12,597,990	172,263	0

3. Advisory Resolution on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
67,252,691	1,838,023	2,313,245	4,503,686

4. Reapproval of the Material Terms for Performance-Based Awards under the 2007 Executive Annual Cash Incentive Plan:

For	Against	Abstain	Broker Non-Votes
65,386,560	3,798,888	2,218,511	4,503,686

(c)  Not applicable.

(d)  Not applicable.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 dated May 17, 2012 to Employment Agreement between The Jones Group Inc. and John T. McClain dated as of July 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: May 22, 2012

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 3 dated May 17, 2012 to Employment Agreement between The Jones Group Inc. and John T. McClain dated as of July 11, 2007.

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